                                                                    Exhibit 10.4
                           FIRST COMMUNITY CORPORATION
                             STOCK OPTION AGREEMENT


OPTIONS GRANTED:
                ----------------------------

DATE OF GRANT:
              ------------------------------

EXERCISE PRICE:  $            per share
               -----------------------------


                               RECORD OF EXERCISES
                   ALL SHARES VEST ONE YEAR FROM DATE OF GRANT

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             Date          Number of Options          Amount                 Sale             Amount Gained
          of Exercise         Exercised         Paid to Corporation         Price              by Employee
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    1
--------------------------------------------------------------------------------------------------------------------
    2
--------------------------------------------------------------------------------------------------------------------
    3
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    4
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    5
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    6
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    7
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    8
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    9
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   10
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

     THIS STOCK OPTION AGREEMENT ("Agreement") is made and entered into as of _________________, by and between FIRST COMMUNITY CORPORATION, a Tennessee corporation (the "Corporation"), and _________________________ ("Employee").

                                    RECITALS:

     A. Corporation is the holding company of First Community Bank, Rogersville, Tennessee.

     B. Corporation has adopted its 1994 Stock Option Plan, as amended (the "Plan"), which governs and controls the terms of this Agreement.

     C. Employee has been granted stock options under this Agreement in recognition of service to the Corporation.

                                   AGREEMENT:

     NOW, THEREFORE, for and in consideration of the promises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency

FIRST COMMUNITY CORPORATION
STOCK OPTION AGREEMENT


of which are hereby acknowledged, the parties hereby agree as follows:

1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings specified below. Capitalized terms in this Agreement have the meaning ascribed to such terms in the Plan unless otherwise defined herein.

               1.1 "BENEFICIAL OWNER" shall have the meaning attributed to that term under Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

               1.2 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

               1.3 "DISABILITY" means, as defined by and to be construed in accordance with Code Section 22(e)(3), any medically determinable physical or mental impairment that is expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and that renders Employee unable to engage in any substantial gainful activity. An Employee shall not be considered to have a Disability unless Employee furnishes proof of the existence thereof in such form and manner, and at such time, as the Board of Directors or the Compensation Committee of the Board may require.

2.   STOCK OPTIONS.

          2.1 The Corporation hereby grants to Employee an option that, except as provided in Section 2.2, is intended to be an "Incentive Stock Option" pursuant to Code Section 422 to purchase up to ____________ shares of the Corporation's Common Stock, no par value, at an exercise price of $_____________ per share, expiring 10 years from the date granted, as referenced above. Such Incentive Stock Option is granted pursuant to the Plan, and the exercise price of the option has been determined by the Board of Employees of the Corporation to be not less than one hundred percent (100%) of the fair market value of the stock as of the date of this Agreement. Pursuant to this Section, the option granted hereunder shall vest one year from the date granted, as referenced above.

          2.2 In the event that the number of option shares of Common Stock subject to this Agreement exceeds any maximum established under the Code for Incentive Stock Options that may be granted to Employee, or in the event that the option granted under this Agreement becomes first exercisable in any calendar year to obtain the Corporation's Common Stock having a fair market value in excess of $100,000, the option granted hereunder shall be treated as a non-qualified stock option to the extent of such excess. If the exercise of the option granted hereunder is accelerated by reason of a Change in Control or Potential Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained

FIRST COMMUNITY CORPORATION
STOCK OPTION AGREEMENT


               in Section 422(d) of the Code shall be treated as a non-qualified stock option.

3. EXERCISE OF OPTIONS. To exercise this option, in whole or in part, the Employee shall complete Exhibit A to this Agreement and must submit it with the payment for the Exercise Price multiplied by the number of shares being exercised. Upon confirmation that [a] such shares are exercisable, [b] the payment presented is in good funds, and [c] such exercise is in compliance with this Agreement, the Corporation will transfer the shares of Common Stock to the Employee or the Employer's stock brokerage account at the Employee's direction. The Employee agrees that, to avoid even the appearance of any Employee trading the Corporation's Common Stock based on "insider" information or for other business reasons, the Corporation may determine from time to time that a "quiet period" is in effect during which all employees, including the Employee, shall not be permitted to sell the Corporation's Common Stock. By entering into this Agreement, the Employee agrees not to sell any of the Corporation's Common Stock during such quiet periods.

4. RESERVATION OF SHARES. The Corporation shall at all times reserve and keep available a number of its authorized but unissued shares of its Common Stock sufficient to permit the exercise in full the option granted under this Agreement.

5. RESTRICTIONS ON SALE OF STOCK. The option granted under this Agreement is not transferable or assignable except by will or by the applicable laws of descent and distribution, and only the Employee may exercise the option granted hereunder during the Employee's lifetime. If the Employee is an executive officer of the Corporation, or is deemed to be an "affiliate" of the Corporation, within the meaning ascribed to that term under Rule 144 of the Securities and Exchange Commission, the number of option shares such person may transfer during any three-month period will be restricted under the provisions of Rule 144. If the Employee is such a person, each certificate evidencing any of the shares of Common Stock acquired by Employee pursuant to this Agreement shall include a restrictive legend consistent with such limitation on transfers.

     The option granted hereunder shall be registered on the books of the Corporation maintained at its principal office, and shall be exercised only on said books by the registered owner hereof in person or by duly authorized attorney upon surrender of an Exercise Form attached hereto as Exhibit A properly endorsed, and only in compliance with the provisions of the Plan and this Agreement. The Corporation will record any exercises on the Corporation's books indicating the number of option shares having been exercised and the number of option shares remaining to be exercised.

6.   CAPITAL ADJUSTMENTS AFFECTING STOCK, MERGERS AND CONSOLIDATIONS.

          A. Capital Adjustments. In the event of a capital adjustment in the Common Stock resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of Common Stock under option shall be automatically adjusted to take into account such capital adjustment. The price of any

FIRST COMMUNITY CORPORATION
STOCK OPTION AGREEMENT


     share of Common Stock under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of the option.

          B. Mergers and Consolidations. In the event the Corporation merges or consolidates with another entity, or all or a substantial portion of the Corporation's assets or outstanding capital stock are acquired (whether by merger, purchase or otherwise) by a successor, the Common Stock subject to the Plan and to each outstanding option shall, automatically by virtue of such merger, consolidation or acquisition, be converted into and replaced by shares of stock of the Corporation's successor having rights and preferences no less favorable than the Common Stock, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such merger, consolidation or acquisition, each Employee shall have the right to purchase [i] that number of shares of stock of the Corporation's successor that have a value equal, as of the date of such merger, conversion or acquisition, to the value, as of the date of such merger, conversion or acquisition, of the shares of Common Stock of the Corporation theretofore subject to Employee's option, [ii] for a purchase price per share that, when multiplied by the number of shares of stock of the Successor subject to the option, equal the aggregate exercise price at which Employee could have acquired all of the shares of Common Stock of the Corporation theretofore optioned to Employee.

          C. No Effect on Corporation's Rights. The granting of an option pursuant to the Plan shall not affect in any way the right and power of the Corporation to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

7. NOTIFICATION OF SALE. The Employee agrees that, if the shares obtained under this Agreement are sold within two (2) years from the date of grant and one (1) year of the date of exercise, the Employee shall notify the Corporation, at the address set out in Section 14 below, the sale price and the number of shares sold, within ten (10) days from the date of sale on the form attached hereto as Exhibit B.

8. TAXES. The Employee shall be responsible for paying all taxes (both federal and state) on any gain from the sale of Common Stock obtained from the exercise of the option granted hereunder. The Employee should consult with his or her tax adviser concerning any questions about the tax liability arising from the sale of stock obtained through the exercise of this option to determine, among other things, whether the Employee needs to pay quarterly estimated taxes on any gain. Employee acknowledges that the Corporation may be required to collect the taxes at the time of the exercise. Employee agrees that, if the Corporation must collect the taxes, the Employee shall promptly supply the Corporation such information necessary to properly calculate the taxes due, and Employee agrees to pay, in addition to the amount required to exercise the option granted hereunder, all such taxes due at the time of the exercise to the Corporation.

9. LIMITATIONS OF DAMAGES. Employee agrees that, notwithstanding any other provision of this Agreement to the contrary, Employee's sole and exclusive remedy for breach of this

FIRST COMMUNITY CORPORATION
STOCK OPTION AGREEMENT


     Agreement shall be for the Corporation to deliver any shares of Common Stock that are vested, properly exercisable and are properly exercised under the terms of the Plan and this Agreement. THE EMPLOYEE AGREES THAT THE CORPORATION SHALL NOT BE LIABLE FOR EMPLOYEE'S CONSEQUENTIAL DAMAGES, IF ANY, RESULTING FROM CORPORATION'S BREACH OR ALLEGED BREACH OF THIS AGREEMENT, INCLUDING EMPLOYEE'S DAMAGES FOR LOST PROFITS, EVEN THOUGH BOTH PARTIES RECOGNIZE THAT SUCH BREACH COULD COST THE EMPLOYEE LOST PROFITS AND CONSEQUENTIAL DAMAGES.

10. INDEMNIFICATION OF CORPORATION BY EMPLOYEE. Employee covenants and agrees to indemnify and hold harmless the Corporation from any and all losses, damages, liabilities, expenses or claims, including reasonable attorney fees and costs of collection, resulting from or arising out of the Employee's breach of this Agreement.

11. WAIVER OF JURY TRIAL. EMPLOYEE WAIVES ANY RIGHT TO A JURY TRIAL IN ANY DISPUTE CONCERNING THIS STOCK OPTION AGREEMENT.

12. ASSIGNMENT. The parties acknowledge that this Agreement has been entered into due to, among other things, the special skills of Employee, and agree that this Agreement may not be assigned or transferred by Employee. Any attempted assignment or transfer of this Agreement by Employee shall be null and void ab initio. The options hereunder may be exercised only by the Employee during the Employee's lifetime, or by Employee's personal representative in the event of death or disability to the extent the options were exercisable on the date of death or disability. The Corporation may freely assign this Agreement to its successors and assigns without notice to the Employee or the Employee's consent.

13. NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of receipt if delivered or mailed, first class, certified mail, postage prepaid, with a copy by facsimile, if any is provided,:

                         If to the Corporation:

                         First Community Corporation
                         Attention: Chief Financial Officer
                         809 West Main Street
                         Rogersville, Tennessee 37857
                         Facsimile: (423) 272-1962

FIRST COMMUNITY CORPORATION
STOCK OPTION AGREEMENT

                         To Employee:

                         --------------------------------------------

                         --------------------------------------------

                         --------------------------------------------
                         Home Telephone:
                                        -----------------------------

14. NO RIGHTS AS STOCKHOLDER. This Agreement does not confer any rights of a stockholder on the Employee, except as to shares of Common Stock that are actually delivered to the Employee.

15. AMENDMENTS AND MODIFICATIONS. This Agreement may be amended or modified only in writing signed by both parties hereto.

16. GOVERNING LAW AND JURISDICTION. This Agreement will be governed by and construed in accordance with the laws of Tennessee, without giving effect to its conflict of laws rules. Each party hereto hereby irrevocably consents to the jurisdiction of the courts of the State of Tennessee and of any federal court located in Tennessee in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to or in connection with this Agreement, or any breach of this Agreement or any such document or instrument. Each party hereto agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, that such party is not subject personally to the jurisdiction of the court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper, or that this Agreement or any such document or instrument may not be enforced in or by the court.

17. EXECUTION IN COUNTERPARTS. This Agreement may be executed by each party upon a separate copy or separate signature pages, and any combination of separate copies executed by all parties or including signature pages so executed will constitute a single counterpart of this Agreement. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same agreement. It will not be necessary, in proving this Agreement in any proceeding, to produce or account for more than one counterpart of this Agreement.

18. HEADINGS. The headings set out in this Agreement are for convenience of reference and shall not be deemed a part of this Agreement and shall not affect the meaning or construction of any of the provisions hereof.


                [Remainder of this page is intentionally blank.]

FIRST COMMUNITY CORPORATION
STOCK OPTION AGREEMENT


         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                     FIRST COMMUNITY CORPORATION


                                     By:
                                         ----------------------------------

                                     Name:
                                          ---------------------------------

                                     Title:
                                           --------------------------------


                                     EMPLOYEE:


                                     --------------------------------------
                                     Signature

                                     Name:
                                          ---------------------------------

                                    EXHIBIT A

                         EXERCISE FORM FOR STOCK OPTIONS


Name:______________________________________________________

Grant Date:________________________________________________


------------------------------------------------------------------------
Number of Shares Being Exercised

------------------------------------------------------------------------

Multiplied Times Option Price                          X  $_______

------------------------------------------------------------------------
Total Amount Submitted
=
------------------------------------------------------------------------

         Please check the appropriate box and fill out the requested information each time shares are being exercised and send form to: _______________.

[ ] Upon the receipt of good funds from me for the exercise price of the options exercised, I request the Corporation to send a certificate representing the number of shares exercised to:

     [ ] My address set out in Section 14 of this Agreement; or
     [ ] My broker's address set out below.


===================================================================
Broker's Name:

-------------------------------------------------------------------
Broker's Corporation Name:

-------------------------------------------------------------------
Address:
-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------
Telephone Number:
-------------------------------------------------------------------
Facsimile Number:
===================================================================


    Submitted this ______ day of _____________________, _____________.
                                 (Month)                   (Year)

                   -----------------------------------
                   Signature
                   Name:
                        ------------------------------

                                    EXHIBIT B


                         NOTIFICATION OF SALE OF SHARES
                               FROM STOCK OPTIONS


Name:______________________________________________________

Grant Date:________________________________________________






-----------------------------------------------------------------------------------------------------------
                                      DATE OF EXERCISE: ___________
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                        DATE OF SALE: ___________
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
    Sale Price      (Minus)     Exercise Price    (Equals)     Gain Per Share
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                          -                                      =
-------------------------    ------------------------------------  ------------------------------
-----------------------------------------------------------------------------------------------------------
        (Sale Price)              (Exercise Price)                               (Gain Per Share)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Gain Per Share (Times) Number of Shares Sold (Equals) Total Gain
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                          x                                      =
-------------------------   -------------------------------------  ----------------------------------------
   (Gain Per Share)          (Number of Shares Exercised)       (Total Gain)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------







     Submitted this _____ day of ___________________, __________________.
                                       (Month)              (Year)


                            ----------------------------------------
                            Signature
                            Name:
                                  ----------------------------------